GOLDMAN SACHS ETF TRUST

Goldman Sachs JUST U.S. Large Cap Equity ETF

Supplement dated March 21, 2025 to the

Prospectus and Statement of Additional Information (the “SAI”),

each dated December 29, 2024, as supplemented to date

This Supplement updates certain information contained in the Prospectus and SAI (the “December Pro/SAI”) for Goldman Sachs ETF Trust (the “Trust”) regarding Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, Goldman Sachs JUST U.S. Large Cap Equity ETF and Goldman Sachs Small Cap Core Equity ETF (each, a “Fund”), each a series of the Trust. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and SAI free, upon request, by calling the Goldman Sachs Funds at 1-800-621-2550 or by visiting the Fund’s website at dfinview.com/GoldmanSachs.

Effective immediately, the shares of Goldman Sachs JUST U.S. Large Cap Equity ETF are no longer offered through the December Pro/SAI, and all references to Goldman Sachs JUST U.S. Large Cap Equity ETF are hereby deleted from the December Pro/SAI.

Effective immediately, the shares of the Goldman Sachs JUST U.S. Large Cap Equity ETF are offered through a separate Prospectus and SAI, each dated March 21, 2025. The shares of each of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF and Goldman Sachs Small Cap Core Equity ETF continue to be offered through the December Pro/SAI, as supplemented.

This Supplement should be retained with your Prospectus and SAI for future reference.

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